TAXES ON INCOME	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 10:- TAXES ON INCOME

a.	Tax rates:

The Company is incorporated in Great Britain. The corporate tax rate applying to a company that is incorporated in Great Britain at 31 December 2013 is 23.25%, reduced from 24.5% from 1 April 2012. For companies with taxable income of less than £ 300,000 and having no related companies the corporate tax rate is 20%.

The Subsidiary is incorporated in the United States. The corporate tax applying to a company that is incorporated in the United States consists of a progressive corporate tax at a rate of up to 34% plus state tax and local tax at rates depending on the state and the city in which the company manages its business. In the Company’s estimation, it is subject to approximately a 40% tax rate.

b.	Tax assessment:

The Company has final tax assessment in Great Britain through 2011. The Subsidiary has not been issued final tax assessments since its establishment.

c.	Net operating losses carryforward:

As of December 31, 2013, the Company’s net operating losses carryforward for tax purposes in Great Britain amounted to approximately $ 9,400. These net operating losses may be carried forward indefinitely and may be offset against future taxable income. The Company expects that during the period in which these tax losses are utilized its income will be substantially tax-exempt.

The Subsidiary is subject to U.S. income taxes. As of December 31, 2013, the Subsidiary has net operating loss carry-forward for federal income tax purposes of approximately $ 54 which expires in the years 2018-2029. The Subsidiary also has net operating loss carry-forward for state income tax purposes of approximately $ 54 which expires in the years 2018-2029. Utilization of the U.S. net operating losses may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

d.	Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax assets relating to the loss carryforwards and other temporary differences will not be realized in the foreseeable future. Therefore, the Company provided a full valuation allowance to reduce the deferred tax assets.

e.
The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.